                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                                          14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material under Rule 14a-12

                           ELECTRIC FUEL CORPORATION
              (Exact Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on tables below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: _______

    (2) Aggregate number of securities to which transaction applies: __________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ____________

    (4) Proposed maximum aggregate value of transaction: ______________________

    (5) Total fee paid: _______________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: _______________________________________________

    (2) Form, Schedule or Registration Statement No.: _________________________

    (3) Filing Party: _________________________________________________________

    (4) Date Filed: ___________________________________________________________

                                                       Electric Fuel Corporation
[LOGO] Electric Fuel

                                                         632 Broadway, Suite 301
                                                        New York, New York 10012
                                         Tel: (212) 529-9100 Fax: (212) 529-5800
                                                    http://www.electric-fuel.com
                                      Writer's e-mail: ehrlich@electric-fuel.com
         [LOGO] INSTANT POWER

Robert S. Ehrlich
Chairman and Chief Financial Officer

                                 June 8, 2001

Dear Stockholder:

    It is our pleasure to invite you to the 2001 Annual Meeting of Stockholders of Electric Fuel Corporation, a Delaware corporation, to be held on Monday, July 9, 2001 at 10:00 a.m. local time at The Penn Club of New York, The Spruce Room, 3rd Floor, 30 West 44th Street, New York, New York.

    Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented at the meeting. You are accordingly urged to carefully review the enclosed proxy materials, and to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet (at (less than)http://www.voteproxy.com(greater than)) or by telephone, to ensure your representation and the presence of a quorum at the annual meeting. If you submit your proxy and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          Sincerely,

                                          /s/ Robert S. Ehrlich
                                          Robert S. Ehrlich
                                          Chairman of the Board of Directors


--------------------------------------------------------------------------------
  Electric Fuel Ltd.  Western Industrial Zone Beit Shemesh Israel 99000  Tel:
                       972-2-9906666 Fax: 972-2-9991013

                             [LOGO] Electric Fuel

                            632 BROADWAY, SUITE 301
                           NEW YORK, NEW YORK 10012

            -------------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 9, 2001
            -------------------------------------------------------

To our Stockholders:

    Our Annual Meeting of Stockholders will be held at The Penn Club of New York, The Spruce Room, 3rd Floor, 30 West 44th Street, New York, New York, on Monday, July 9, 2001 at 10:00 a.m. local time, and thereafter as it may be postponed or adjourned from time to time, for the following purposes:

    1. To fix the number of Class I directors at three and to elect three Class I directors for a three-year term ending in 2004 and continuing until their successors are duly elected and qualified.

    2. To ratify the appointment of Kost Forer & Gabbay, independent certified public accountants in Israel and a member firm of Ernst & Young International, as our independent accountants for the fiscal year ending December 31, 2001.

    3. To act upon all other business that may properly come before the meeting or any postponements or adjournments thereof.

    Our Board of Directors has fixed the close of business on May 21, 2001 as the record date for determining which stockholders are entitled to notice of the meeting and to vote at the meeting and any postponements or adjournments thereof.

    If you are unable to be present at the meeting personally, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet (at (less than)http://www.voteproxy.com(greater than)) or by telephone. Any stockholder who grants a proxy may revoke it at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          /s/  Yaakov Har-oz
                                          Yaakov Har-Oz
                                          Vice President, General Counsel and
                                          Secretary

New York, New York
June 8, 2001

               YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN
                  YOUR PROXY FORM IN THE ENCLOSED STAMPED, SELF-
                     ADDRESSED ENVELOPE AS SOON AS POSSIBLE.

                             [LOGO] Electric Fuel

                            632 BROADWAY, SUITE 301
                           NEW YORK, NEW YORK 10012

                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 9, 2001

                            -----------------------
                                PROXY STATEMENT
                            -----------------------

    The accompanying proxy is solicited by and on behalf of our Board of Directors, for use at our Annual Meeting of Stockholders and any postponements and adjournments thereof. The meeting is currently planned to be held at The Penn Club of New York, The Spruce Room, 3rd Floor, 30 West 44th Street, New York, New York, on Monday, July 9, 2001 at 10:00 a.m. local time, and thereafter as it may be postponed or adjourned from time to time, for the purposes described in the accompanying Notice of Annual Meeting of Stockholders.

    Stockholders of record at the close of business on May 21, 2001 will be entitled to vote at the annual meeting. As of May 21, 2001, there were 26,359,397 shares of our common stock outstanding held of record by 244 stockholders. Each holder of common stock is entitled to one vote per share on each matter that comes before the annual meeting.

    This proxy statement and the enclosed form of proxy to stockholders will be mailed commencing on or about June 8, 2001. We are mailing our most recent annual report, which is our annual report on Form 10-K for the fiscal year ended December 31, 2000, to our stockholders along with this proxy statement.

Voting Procedures and Vote Required

    Proxies that are properly marked, dated, and signed, or submitted electronically via the Internet or by telephone by following the instructions on the proxy card, and not revoked will be voted at the annual meeting in accordance with any indicated directions. If no direction is indicated, proxies will be voted FOR the fixing of the number of Class I directors at three and the election of the nominees for director set forth below, and FOR ratification of the appointment of Kost Forer & Gabbay, independent certified public accountants in Israel and a member firm of Ernst & Young International, as our independent accountants for the fiscal year ending December 31, 2001, and in the discretion of the holders of the proxies with respect to any other business that properly comes before the annual meeting and all matters relating to the conduct of the annual meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. We believe that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum.

    You may revoke your proxy at any time before it is voted by delivering to the Secretary of our company a written revocation or a duly executed proxy bearing a later date than the date of the proxy being revoked (including a proxy voted over the Internet or by telephone). Any record stockholder attending the annual meeting in person may revoke his or her proxy and vote his or her shares at the annual meeting.

    Votes cast by proxy or in person at the annual meeting will be tabulated by the Inspector of Elections, with the assistance of our transfer agent. The Inspector of Elections will also determine whether or not a quorum is present at the annual meeting. The presence of a quorum is required to transact the business proposed to be transacted at the annual meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes (as defined above) will be counted for purposes of determining the presence or absence of a quorum. Directors will be elected by a plurality of the votes cast by the holders of our common stock voting in person or by proxy at the annual meeting. In order to be adopted, the proposal to ratify our appointment of the designated independent accountants will require the affirmative vote of a majority of the votes represented by the shares of common stock present in person or represented by proxy at the annual meeting. Abstentions will have the same practical effect as a negative vote on the proposal to ratify our appointment of the designated independent accountants, but will have no effect on the vote for election of directors.

    The solicitation of proxies will be conducted by mail and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the annual meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

    We are not aware of any matters other than those described in this proxy statement that will be acted upon at the annual meeting. In the event that any other matters do come before the annual meeting for a stockholder vote, the persons named as proxies in the form of proxy being delivered to you along with this proxy statement will vote in accordance with their best judgment on those matters.

    At least ten days before the annual meeting, we will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any stockholder for any purpose germane to the annual meeting. The list will be open for inspection during ordinary business hours at our offices at 632 Broadway, Suite 301, New York, New York 10012, and will also be made available to stockholders present at the annual meeting.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

    The annual meeting will consider the election of three Class I directors for three-year terms that expire in 2004. Our four other directors have terms that end in either 2002 or 2005, as indicated below. Unless instructions are given to the contrary, each of the persons named as proxies will vote the shares to which each proxy relates FOR the election of each of the nominees listed below for a term of three years expiring at the annual meeting of stockholders to be held in 2004, and until the nominee's successor is duly elected and qualified or until the nominee's earlier death, removal or resignation. The three nominees named below are presently serving as directors and all of them are anticipated to be available for election and able to a serve. However, if they should become unavailable, the proxy will be voted for substitute nominee(s) designated by the Board. The three nominees who receive the greatest number of votes properly cast for the election of directors will be elected.

    Our by-laws provide for a Board of one or more directors, and the number of directors currently is fixed at seven. Our Board is composed of three classes of similar size. The members of each class are elected in different years, so that only approximately one-third of the Board is elected in any single year.

    Mr. Harats, Dr. Eastman and Mr. Gross are designated as Class I directors. Their term expires in 2001. Messrs. Rosenfeld and Miller are designated as Class II directors. Their term expires in 2002. Messrs. Ehrlich and Kahn are designated as the Class III directors. Their term expires in 2005.

    The following table contains information concerning the nominees for Class I directors and the other incumbent directors:

                              Board of Directors

           Name            Age                     Position                      Class Director Since
           ----            ---                     --------                      ----- --------------

Yehuda Harats............. 50  President, Chief Executive Officer and director     I   May 1991

Dr. Jay M. Eastman/(1)(2)/ 52  Director                                            I   October 1993

Leon S. Gross............. 94  Director                                            I   March 1997

Jack E. Rosenfeld/(1)(2)/. 62  Director                                           II   October 1993

Lawrence M. Miller/(1)(2)/ 54  Director                                           II   November 1996

Robert S. Ehrlich......... 63  Chairman of the Board and Chief Financial Officer  III  May 1991

Jeff Kahn................. 43  Director                                           III  June 2000

--------
/(1)/ Member of the Audit Committee.
/(2)/ Member of the Compensation Committee.

Nominees for Election as Class I Directors

    Yehuda Harats has been our President and Chief Executive Officer and a director since May 1991. Previously, from 1980 to May 1991, he was the Executive Vice President, Director of the Process Division and head of the Heat Collection Element Division at Luz Industries Israel Limited. In

1989, he was part of the team awarded the Rothschild Award for Industry, granted by the President of the State of Israel, for his work at Luz. Mr. Harats received a B.Sc. in Mechanical Engineering from the Israel Institute of Technology (the Technion) in Haifa, Israel.

    Dr. Jay M. Eastman has been one of our directors since October 1993. Since November 1991, Dr. Eastman has served as President and Chief Executive Officer of Lucid, Inc., which is developing laser technology applications for medical diagnosis and treatment. Dr. Eastman has served as a director of PSC, Inc., a manufacturer and marketer of hand-held laser diode bar code scanners (PSCX) since April 1996, and served as Senior Vice President of Strategic Planning from December 1995 through October 1997. Dr. Eastman is also a director of Dimension Technologies, Inc., a developer and manufacturer of 3D displays for computer and video displays, and Centennial Technologies Inc., a manufacturer of PCMCIA cards. From 1981 until January 1983, Dr. Eastman was Director of the University of Rochester's Laboratory for Laser Energetics, where he was a member of the staff from September 1975 to 1981. Dr. Eastman holds a B.S. and a Ph.D. in Optics from the University of Rochester in New York.

    Leon S. Gross was elected to the Board in March 1997. Mr. Gross's principal occupation for the past five years has been as a private investor in various publicly held corporations, including Electric Fuel.

Class II Directors

    Jack E. Rosenfeld has been one of our directors since October 1993. Mr. Rosenfeld is also a director of Maurice Corporation and a director of PSCX. Since April 1998, Mr. Rosenfeld has been President and Chief Executive Officer of Potpourri Collection Inc., a specialty catalog direct marketer. Mr. Rosenfeld was President and Chief Executive Officer of Hanover Direct, Inc., formerly Horn & Hardart Co., which operates a direct mail marketing business, from September 1990 until December 1995, and had been President and Chief Executive Officer of its direct marketing subsidiary, since May 1988. Mr. Rosenfeld holds a B.A. from Cornell University in Ithaca, New York and an LL.B. from Harvard University in Cambridge, Massachusetts.

    Lawrence M. Miller was elected to the Board in November 1996. Mr. Miller has been a senior partner in the Washington D.C. law firm of Schwartz, Woods and Miller since 1990. He served from August 1993 through May 1996 as a member of the board of directors of The Phoenix Resource Companies, Inc., a publicly traded energy exploration and production company, and as a member of the Audit and Compensation Committee of that board. That company was merged into Apache Corporation in May 1996. Mr. Miller holds a B.A. from Dickinson College in Carlisle, Pennsylvania and a J.D. with honors from George Washington University in Washington, D.C. He is a member of the District of Columbia bar.

Class III Directors

    Robert S. Ehrlich has been our Chairman of the Board since January 1993 and our Chief Financial Officer since May 1991. From May 1991 until January 1993, Mr. Ehrlich was our Vice Chairman of the Board. Mr. Ehrlich has been a director of Eldat, Ltd., an Israeli manufacturer of electronic shelf labels, since June 1999. Since 1987, Mr. Ehrlich has served as a director of PSCX, and, since April 1997, Mr. Ehrlich has been the chairman of the board of PSCX. Mr. Ehrlich received a B.S. and J.D. from Columbia University in New York, New York.

    Jeff Kahn has been a director since June 9, 2000. Mr. Kahn founded and managed Kahn Communications Group from 1987 to 1995. In 1995 that company was sold to Ruder Finn and he became Chief Strategic and Planning Officer of Ruder Finn (International). In 1997, Mr. Kahn founded and served as Chairman of Ruder Finn Israel while maintaining his responsibilities in Ruder Finn (International). Mr. Kahn also serves on the board of e-Sim (Nasdaq: ESIM) and several other privately held companies. Mr. Kahn holds a B.A. from Brooklyn College in New York.

Information Concerning the Board and its Committees

    In the fiscal year ending December 31, 2000, the Board held five meetings and acted by unanimous written consent on nine occasions. All directors attended at least 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he serves.

    Our board of directors has an Audit Committee and a Compensation Committee consisting of Messrs. Rosenfeld and Miller and Dr. Eastman. There is no standing nominating committee.

  Audit Committee

    Created in December 1993, the purpose of the Audit Committee is to review with management and our independent auditors the scope and results of the annual audit, the nature of any other services provided by the independent auditors, changes in the accounting principles applied to the presentation of our financial statements, and any comments by the independent auditors on our policies and procedures with respect to internal accounting, auditing and financial controls.

    In addition the Audit Committee is charged with the responsibility for making recommendations to the Board on the engagement of independent auditors. The Audit Committee recommended to the board that the annual financial statements be included with the company's annual report on Form 10-K, discussed the audited financial statements with the independent auditors statement and management and received written disclosures from the independent auditors concerning their independence.

    All Committee members are "independent," as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. As required by law, the Audit Committee operates pursuant to a charter, a copy of which is included herein as Appendix A.

    The Audit Committee held two meetings during the fiscal year ending December 31, 2000.

  Compensation Committee

    The Compensation Committee was established in December 1993. The duties of the Compensation Committee are to recommend compensation arrangements for our Chief Executive Officer and Chief Financial Officer and review annual compensation arrangements for all other officers and significant employees. All Committee members are "disinterested persons" as that term is used in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    The Compensation Committee held six meetings during the fiscal year ending December 31, 2000.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR FIXING THE
             NUMBER OF CLASS I DIRECTORS AT THREE AND FOR ELECTION
                   OF THE CLASS I NOMINEES DESCRIBED ABOVE.

                               PROPOSAL NUMBER 2

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    Kost Forer & Gabbay, independent certified public accountants in Israel and a member firm of Ernst & Young International, have served as our independent accountants since January 2000 and have been appointed by the Board to continue as our independent accountants for the fiscal year ending December 31, 2001. In the event that ratification of this selection of accountants is not approved by a majority of the shares of our common stock voting at the annual meeting in person or by proxy, management will review its future selection of accountants.

    Kesselman & Kesselman, a member of PriceWaterhouseCoopers International, served as our independent accountants for the fiscal year ending December 31, 1998. Upon the recommendation of our Audit Committee, effective as of January 12, 2000, the Board terminated our engagement of Kesselman, and appointed Kost Forer & Gabbay, a member of Ernst & Young International, to serve as our independent accountants. The Audit Committee recommended the change in our independent accountants after soliciting proposals from Kost and comparing Kost's proposed budget to the costs of our prior audits.

    The financial statements for the fiscal years ending December 31, 1999 and 2000 have been audited by Kost Forer & Gabbay.

    Kost's report on the financial statements for the years ended December 31, 1999 and 2000 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, auditing scope or accounting principles. During the two years preceding the change in independent accountants and through the effective date of the change, there were no disagreements with Kesselman on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures or internal controls, which, if not resolved to the satisfaction of Kesselman, would have caused it to make reference to such matter in its report.

    A representative of Kost Forer & Gabbay is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
              KOST FORER & GABBAY AS OUR INDEPENDENT ACCOUNTANTS.

               EXECUTIVE OFFICER COMPENSATION AND OTHER MATTERS

Director Compensation

    Non-employee members of our board of directors are paid $1,000 (plus expenses) for each board of directors meeting attended and $500 (plus expenses) for each meeting of a committee of the board of directors attended. In addition, we have adopted a Non-Employee Director Stock Option Plan pursuant to which non-employee directors receive an initial grant of options to purchase 25,000 shares of our common stock upon the effective date of such plan or upon the date of his or her election as a director. Thereafter, non-employee directors will receive options to purchase 10,000 shares of our common stock for each year of service on the board. All such options are granted at fair market value and vest ratably over three years from the date of the grant.

Cash and Other Compensation

    The following table shows the compensation that we paid (or accrued), in connection with services rendered for 2000, 1999 and 1998, to our Chief Executive Officer and the other highest paid executive officers (of which there were two) who received more than $100,000 in salary and bonuses during the year ended December 31, 2000 (collectively, the "Named Executive Officers").

                        SUMMARY COMPENSATION TABLE/(1)/

                                                                        Long Term
                                           Annual Compensation         Compensation
                                    ---------------------------------- ------------
                                                                        Securities
                                                          Other Annual  Underlying    All Other
 Name and Principal Position   Year  Salary     Bonus     Compensation   Options    Compensation
 ---------------------------   ---- --------   --------     --------   ------------   ---------
Yehuda Harats................. 2000 $245,560 $82,380/(2)/ $ 8,083/(3)/      400,000 $170,804/(4)/
  President, Chief Executive   1999 $141,710  $80,011     $ 8,055           100,000 $ 78,060
  Officer and director         1998 $118,246  $77,652     $15,942           368,177 $146,386

Robert Ehrlich................ 2000 $245,574 $82,380/(2)/ $ 7,146/(3)/      400,000 $247,185/(5)/
  Chairman of the Board and    1999 $137,466  $80,011     $ 6,094            47,500 $173,384
  Chief Financial Officer      1998 $118,246  $77,652     $14,536           372,577 $202,030

Joshua Degani................. 2000 $130,417 $25,000/(6)/ $ 6,120/(3)/       35,000 $ 31,214/(7)/
  Executive Vice President     1999 $110,259  $17,500     $ 5,063            35,000 $ 34,825
  and Chief Operating Officer  1998 $109,497  $14,250     $ 6,241           185,071 $ 41,996

--------
/(1)/ We paid the amounts reported for each named executive officer in New
    Israeli Shekels (NIS). We have translated these amounts into U.S. dollars at the exchange rate of NIS into U.S. dollars at the time of payment or accrual.
/(2)/ We did not pay any cash bonuses for fiscal year 2000 that were paid out in 2000. However, we accrued for each of Messrs. Ehrlich and Harats $82,380 in satisfaction of the bonuses they were entitled to according to their contracts. During 2000, we paid each of Messrs. Harats and Ehrlich $127,663 of their respective bonuses for 1998 and 1999 and we paid the balance in 2001.
/(3)/ Represents the costs of taxes paid by the Named Executive Officer and reimbursed by us.
/(4)/ Of this amount, $2,911 represents our accrual for severance pay that would be payable to Mr. Harats upon a "change of control" of EFC or upon the occurrence of certain other events; $70,500 represents our accrual for sick leave and vacation redeemable by Mr. Harats; $54,727 represents the increase of the accrual for severance pay that would be payable to Mr. Harats under the laws of the State of Israel if we were to terminate his employment; and $41,807 consists of our payments and accruals to a pension fund that provides a savings plan, insurance and severance pay benefits and an education fund that provides for the ongoing education of employees. Additionally, $859 represents other benefits that we paid to Mr. Harats in 2000.
/(5)/ Of this amount, $59,363 represents our accrual for severance pay that would be payable to Mr. Ehrlich upon a "change of control" of EFC or upon the occurrence of certain other events; $58,353 represents the increase of the accrual for sick leave and vacation redeemable by Mr. Ehrlich; $59,942 represents the increase of our accrual for severance pay that would be payable to Mr. Ehrlich under the laws of the State of Israel if we were to terminate his employment; and $41,806 represents our payments and accruals to pension and education funds. Additionally, $26,862 represents our accrual to fund Mr. Ehrlich's pension fund as well as provide him with certain other post-termination benefits, and $859 represents other benefits that we paid to Mr. Ehrlich in 2000.
/(6)/ We paid Dr. Degani the full amount of his 2000 bonus in 2000. In January
     2000, we paid Dr. Degani $10,000 of his 1998 bonus and we paid the balance of his 1998 bonus in 2000.
/(7)/ Of this amount, $7,206 represents our accrual for vacation redeemable by Dr. Degani; ($159) represents the reduction in the accrual for severance pay that would be payable to Dr. Degani under the laws of the State of Israel if we were to terminate his employment; and $23,577 represents our payments and accruals to pension and education funds. Additionally, $590 represents other benefits that we paid to Dr. Degani in 2000.

Stock Options

    The table below sets forth information with respect to stock options granted to the Named Executive Officers for the fiscal year 2000.

                       Option Grants in Last Fiscal Year

                    Individual Grants
                  ---------------------
                                                             Potential Realizable
                             % of Total                        Value of Assumed
                  Number of   Options                       Annual Rates of Stock
                  Securities granted to Exercise            Price Appreciation for
                  Underlying Employees  or Base                Option Term/(1)/
                   Options   in Fiscal   Price   Expiration ----------------------
      Name         Granted      Year     ($/Sh)     Date      5% ($)     10% ($)
      ----        ---------- ---------  -------- ---------- ----------  ----------
Yehuda Harats....    400,000      25.1%  $4.6875   12/29/10  $3,054,177 $4,863,267
Robert S. Ehrlich    400,000      25.1%  $4.6875   12/29/10  $3,054,177 $4,863,267
Joshua Degani....     35,000       2.2%  $4.1250   12/20/05  $  235,172 $  374,472

--------
/(1) / The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. The gains shown are net of the option exercise price, but do not include deductions for taxes and other expenses payable upon the exercise of the option or for sale of underlying shares of common stock. There can be no assurance that the amounts reflected in this table will be achieved.

    The table below sets forth information for the Named Executive Officers with respect to aggregated option exercises during fiscal 2000 and fiscal 2000 year-end option values.

         Aggregated Option Exercises and Fiscal Year-End Option Values

                                               Number of Securities      Value of Unexercised
                                              Underlying Unexercised    In-the-Money Options at
                    Shares                  Options at Fiscal Year End   Fiscal-Year-End/(1)/
                  Acquired on     Value     -------------------------- -------------------------
      Name         Exercise     Realized    Exercisable  Unexercisable Exercisable Unexercisable
      ----        ----------- ------------- -----------  ------------- ----------- -------------
Yehuda Harats....     441,665 $  921,665.00      195,501       326,666 $180,990.31   $198,750.00
Robert S. Ehrlich     371,000 $1,011,665.00      338,901       295,166 $388,665.31   $ 94,406.25
Joshua Degani....      75,000 $  711,000.00       85,070        62,000 $169,591.37   $ 89,250.00

--------
/(1)/ Options that are "in-the-money" are options for which the fair market value of the underlying securities exceeds the exercise or base price of the option.

Report on Repricing of Options

    The table below sets forth information for all executive officers with respect to repricing of options for the ten years preceding December 31, 2000.

                          Ten-Year Option Repricings

                                                                                     Length of
                                                 Market                               Original
                                   Number of    Price of     Exercise               Option Term
                                  Securities    Stock at     Price at                Remaining
                                  Underlying    Time of      Time of        New      at Date of
                                    Options   Repricing or Repricing or  Exercise   Repricing or
       Name and                   Repriced or  Amendment    Amendment      Price     Amendment
   Principle Position      Date     Amended       ($)          ($)          ($)       (Years)
   -------------------    ------- ----------- ------------ ------------  --------   ------------
Yehuda Harats............ 5/25/00     150,000       $5.125       $6.625 $4.950/(1)/         6.07
  President, Chief        5/25/00     160,000       $5.125       $3.375 $4.950/(1)/         8.43
  Executive Officer and
  director
Joshua Degani............ 4/22/98     122,500       $2.500       $5.500  $2.500             9.05
  Executive Vice
  President and Chief
  Operating Officer

--------
/(1)/ The effect of repricing these options to market value would have meant a net loss to Mr. Harats of $55,000, since a majority of the options were exercisable at $1.75 below market value. In order to avoid this, we repriced the options at a new exercise price of $4.95, which was $0.625 below market value, which diminished the net loss in value to Mr. Harats to a loss of only $750. The purpose of the repricing was to help Mr. Harats avoid certain negative tax consequences under Israeli law.

Employment Contracts

    Each of Messrs. Ehrlich and Harats are parties to similar employment agreements with us effective as of January 1, 2000. The terms of each of these employment agreements expire on December 31, 2002, but are extended automatically for additional terms of two years each unless either the executive or we terminate the agreement sooner. Additionally, we have the right, on at least 90 days' notice to the executive, unilaterally to extend the initial term of the executive's agreement for a period of one year (i.e., until December 31, 2003); if we exercise this right, the automatic two-year extensions would begin from December 31, 2003 instead of December 31, 2002.

    The employment agreements provide for a base salary of $20,000 per month for each of Messrs. Ehrlich and Harats, as adjusted annually for Israeli inflation and devaluation of the Israeli shekel against the U.S. dollar, if any. Additionally, the board may at its discretion raise the executive's base salary. As of January 31, 2001, the board raised Mr. Harats's base salary to $23,750 per month effective January 1, 2002.

    Each employment agreement provides that if the results we actually attain in a given year are at least 80% of the amount we budgeted at the beginning of the year, we will pay a bonus to each of Messrs. Ehrlich and Harats, on a sliding scale, in an amount equal to a minimum of 35% of their annual base salaries then in effect, up to a maximum of 90% of their annual base salaries then in effect if the results we actually attain for the year in question are 120% or more of the amount we budgeted at the beginning of the year. We accrued a bonus for Messrs. Ehrlich and Harats for 2000 at the 35% level. During 2000, we paid each of Messrs. Ehrlich and Harats $80,011 that we owed them (as calculated pursuant to the terms of their previous employment agreements with
us) for their 1999 bonuses, as well as $47,652 that we still owed them on account of their 1998 bonuses.

    The employment agreements also contain various benefits customary in Israel for senior executives, tax and financial planning expenses and an automobile, and contain confidentiality and non-competition covenants. Pursuant to the employment agreements, we granted each of Messrs. Ehrlich and Harats demand and "piggyback" registration rights covering shares of our common stock held by them.

    We can terminate the employment agreements in the event of death or disability or for "Cause" (defined as conviction of certain crimes, willful failure to carry out directives of our board of directors or gross negligence or willful misconduct). Messrs. Ehrlich and Harats each have the right to terminate their employment upon a change in our control or for "Good Reason," which is defined to include adverse changes in employment status or compensation, our insolvency, material breaches and certain other events. Additionally, Messrs. Ehrlich and Harats may retire (after age 68) or terminate their respective agreements for any reason upon 150 days' notice. Upon termination of employment, the employment agreements provide for payment of all accrued and unpaid compensation, and (unless we have terminated the agreement for Cause or the executive has terminated the agreement without Good Reason and without giving us 150 days' notice of termination) bonuses due for the year in which employment is terminated and severance pay in the amount of three years' base salary (or, in the case of termination by an executive on 150 days' notice, a lump sum payment of $520,000). Furthermore, certain benefits will continue and all outstanding options will be fully vested.

    Dr. Degani entered into an employment agreement with us upon joining us in June 1997. Dr. Degani's employment agreement runs through January 1, 2003, and provides for a monthly base salary of $9,000. This was adjusted to $9,500, effective January 1998, and $12,000, effective January 2001. Dr. Degani's employment agreement provides for an annual bonus of not less than 1.5 times the monthly base salary then in effect, in accordance with Dr. Degani's success in the position, as well as other benefits such as vacation, sick leave, provision of an automobile and insurance contributions.

During 2000, we accrued for Dr. Degani a bonus of $25,000 (half of which was paid in 2000 and half of which was paid in 2001), and we paid him $15,000 that we owed him for his 1998 bonus and his 1999 bonus.

    Under the terms of his agreement, Dr. Degani is under most circumstances entitled to a termination payment (in addition to severance pay by law) in an amount equal to one year's base salary, or two years' base salary if the termination occurs within one year of a change in our control. Dr. Degani's employment agreement also contains confidentiality and non-competition covenants.

Voting Agreements

    Messrs. Ehrlich and Harats are parties to a Voting Agreement pursuant to which each of the parties agrees to vote the shares of our common stock held by that person in favor of the election of Messrs. Ehrlich and Harats (or their designees) as directors. Messrs. Gross, Ehrlich and Harats are parties to a Voting Rights Agreement dated September 30, 1996, as amended, pursuant to which each of the parties agrees to vote the shares of our common stock held by that person in favor of the election of Messrs. Ehrlich, Harats and Miller until the earlier of December 10, 2002 or our fifth annual meeting of stockholders after December 10, 1997.

Compensation Committee Interlocks and Insider Participation

    The Compensation Committee of our board of directors for the 2000 fiscal year consisted of Dr. Jay Eastman, Jack Rosenfeld and Lawrence Miller. None of the members has served as our officer or employee.

    Robert S. Ehrlich, our Chairman and Chief Financial Officer, serves as Chairman and a director of PSCX, for which Dr. Eastman serves as director and member of the Executive and Strategic Planning Committees and Mr. Rosenfeld serves as director and member of the Executive Compensation Committees.

                     REPORT OF THE COMPENSATION COMMITTEE

    Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act which might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 13 shall not be incorporated by reference into any such filings.

    Objectives and Philosophy

        We maintain compensation and incentive programs designed to motivate, retain and attract management and utilize various combinations of base salary, bonuses payable upon the achievement of specified goals, discretionary bonuses and stock options. It is our current policy to establish, structure and administer compensation plans and arrangements so that the deductibility of such compensation will not be limited under
    Section 162(m) of the Internal Revenue Code. Our Chief Executive Officer, Yehuda Harats, and our Chief Financial Officer, Robert S. Ehrlich, are parties to employment agreements with us. Our Executive Vice President of Technical Operations, Dr. Joshua Degani, is also party to an employment agreement.

    Executive Officer Compensation

        Each of the employment agreements with Messrs. Harats and Ehrlich provides that if the results we actually attain in a given year are at least 80% of the amount we budgeted at the beginning of the year, we will pay a bonus to each of Messrs. Ehrlich and Harats, on a sliding scale, in an amount equal to a minimum of 35% of their annual base salaries then in effect, up to a maximum of 90% of their annual base salaries then in effect if the results we actually attain for the year in question are 120% or more of the amount we budgeted at the beginning of the year.

        For the year ended December 31, 2000, we accrued a bonus for Messrs. Ehrlich and Harats for 2000 at the 35% level. During 2000, we paid each of Messrs. Ehrlich and Harats $80,011 that we owed them (as calculated pursuant to the terms of their previous employment agreements with us, which required that bonuses be paid in an amount equal to the greater of
    (a) 50% of annual base salary or (b) 2% of annual net earnings (defined as net income before taxes and extraordinary and other nonrecurring items), provided that 100% of budgeted results and other goals are attained)) for their 1999 bonuses, as well as $47,652 that we still owed them on account of their 1998 bonuses.

        As of December 31, 2000, Messrs. Harats' and Ehrlich's total options represented approximately 2.3% and 2.8%, respectively, of our outstanding stock, which the Compensation Committee believes are appropriate levels of options for them in view of their equity position (including options exercisable within 60 days) in Electric Fuel which, as of December 31, 2000, represented approximately 9.0% and 6.2%, respectively, of our outstanding stock. As of December 31, 2000, Dr. Degani's options represented less than 1% of our fully-diluted outstanding stock, which the Compensation Committee believes is an appropriate level of options considering his position with us.

        Dr. Degani was awarded a cash bonus of $25,000 for 2000. Additionally, during the year 2000 we paid $25,000 to Dr. Degani on account of his previously accrued and unpaid bonuses for 1998 and 1999.

    Compensation of Other Employees

        With respect to employees other than the Named Executive Officers, compensation is determined not by formula, but based on the achievement of qualitative and/or quantitative objectives established in advance of each year by the Chief Executive Officer and Chief Financial Officer, who then, pursuant to authority delegated by the Compensation Committee, determine remuneration of our employees based on such objectives.

        We seek to promote, including through our compensation plans, an environment that encourages employees to focus on our continuing long-term growth. Employee compensation is generally comprised of a combination of cash compensation and grants of options under our stock option plans. Stock options are awarded annually in connection with annual bonuses and, occasionally, during the year on a discretionary basis. Stock options are intended to offer an incentive for superior performance while basing employee compensation on the achievement of higher share value, and to foster the retention of key personnel through the use of schedules which vest options over time if the person remains employed by us. There is no set formula for the award of options to individual employees. Factors considered in making option awards to the employees other than the Named Executive Officers in 2000 included prior grants to the employees, the importance of retaining the employees services, the amount of cash bonuses received by the employees, the employees potential to contribute to our success and the employees' past contributions to us.

    Repricing of Stock Options

        During 2000, we approved the repricing of 150,000 of Mr. Harats's stock options from an exercise price of $6.625 to a new exercise price of $4.95, and 160,000 options from an exercise price of $3.375 to a new exercise price of $4.95. The market price of our common stock at the time of the repricing was $5.5125. The purpose of the repricing was to help Mr. Harats avoid certain negative tax consequences under Israeli law. The effect of repricing these options to market value would have meant a net loss to Mr. Harats of $55,000, since a majority of the options were exercisable at $1.75 below market value. In order to avoid this, the options were repriced at a new exercise price of $4.95, which was $0.625 below market value, which diminished the net loss in value to Mr. Harats to a loss of only $750.

                    Submitted by the Compensation Committee
                              Dr. Jay M. Eastman
                              Lawrence M. Miller
                               Jack E. Rosenfeld

Performance Graph

    The following graph compares the yearly percentage change in our cumulative total shareholder return on our common stock with the cumulative total return on the Nasdaq Market Index (Broad Market Index) and a self-constructed peer group index over the past five years, from December 31, 1995 through December 31, 2000. The cumulative total shareholder return is based on $100 invested in our common stock and in the respective indices on December 31, 1995. The stock prices on the performance graph are not necessarily indicative of future price performance.

               CUMULATIVE TOTAL RETURN THROUGH DECEMBER 31, 2000
                       AMONG ELECTRIC FUEL CORPORATION,
                   NASDAQ MARKET INDEX AND PEER GROUP INDEX

                                    [CHART]

                12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00
                -------- -------- -------- -------- -------- --------
ELECTRIC FUEL..   100.00    82.96    42.96    35.59    41.48    55.56
PEER GROUP/(1)/   100.00    54.45    59.27    50.36    98.56    54.97
BROAD MARKET...   100.00   122.71   149.25   208.40   386.77   234.81

--------
/(1)/ The Peer Group Index is comprised of the following companies: AER Energy
    Resources, Battery Tech Inc., Electrosource, Inc., Ultralife Batteries, Inc. and Valence Technology, Inc. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

                         REPORT OF THE AUDIT COMMITTEE

        The audit committee of the board of directors (the "Audit Committee") consists of three non-employee directors, Dr. Jay Eastman, Lawrence M. Miller, and Jack E. Rosenfeld, each of whom has been determined to be independent as defined by the Nasdaq Marketplace Rules. The Audit Committee operates under a written charter adopted by the board of directors, attached to this Proxy Statement as Appendix A. Among its other functions, the Audit Committee recommends to the board of directors, subject to stockholder ratification, the selection of the Company's independent accountants.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

        The Company's independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the independent accountants that firm's independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

        Based on the Audit Committee's discussion with management and the independent accountants, and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                       Submitted by the Audit Committee
                              Lawrence M. Miller
                              Dr. Jay M. Eastman
                               Jack E. Rosenfeld

           FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

    For the fiscal year ended December 31, 2000, Kost Forer & Gabbay, our independent auditor and principal accountant, billed the approximate fees set forth below:

Audit Fees.................................................. $36,060
Financial Information Systems Design and Implementation Fees $     0
All Other Fees.............................................. $57,440

          INFORMATION REGARDING BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth information regarding the security ownership, as of February 28, 2001, of (i) each person known to us to own of record or beneficially more than 5% of our common stock, (ii) each of our directors, and (iii) each of our executive officers named in the Summary

Compensation Table set forth under the caption "Executive Officer Compensation and Other Matters," above, and (iv) all of our directors and executive officers as a group. There are no persons owning of record or known by us to own beneficially more than 5% of our common stock other than our directors and executive officers as listed below.

                                                           Shares Beneficially             Percentage of Total
     Named Executive Officers and Directors                   Owned/(1)(2)/               Shares Outstanding/(2)/
     --------------------------------------                -------------------            ----------------------
Leon S. Gross................................... 4,187,862/(3)(11)/                                        15.9%
Yehuda Harats................................... 1,926,872/(4)(7)(11)/                                      7.3%
Robert S. Ehrlich............................... 1,340,567/(5)(7)(11)/                                      5.0%
Joshua Degani...................................   139,570/(6)/                                                *
Avihai Shen.....................................     4,000                                                     *
Dr. Jay M. Eastman..............................    30,001/(8)/                                                *
Jack E. Rosenfeld...............................    32,001/(9)/                                                *
Lawrence M. Miller..............................    36,915/(10)/                                               *
Jeff Kahn.......................................    65,000/(8)/                                                *
All of our directors and executive officers as a
  group (9 persons)............................. 7,762,788/(3)(4)(5)(6)(7)(8)(9)(10)(11)/                  28.6%

--------
*    Less than one percent.
/(1)/ Unless otherwise indicated in these footnotes, each of the persons or entities named in the table has sole voting and sole investment power with respect to all shares shown as beneficially owned by that person, subject to applicable community property laws.
/(2)/ For purposes of determining beneficial ownership of our common stock, owners of options exercisable within sixty days are considered to be the beneficial owners of the shares of common stock for which such securities are exercisable. The percentage ownership of the outstanding common stock reported herein is based on the assumption (expressly required by the applicable rules of the Securities and Exchange Commission) that only the person whose ownership is being reported has converted his options into shares of common stock.
/(3)/ Includes 175,000 shares held by Leon S. Gross and Lawrence M. Miller as co-trustees of the Rose Gross Charitable Foundation, and 35,000 shares issuable upon exercise of options exercisable within 60 days.
/(4)/ Includes 1,000,000 shares held by a family trust and 195,501 shares issuable upon exercise of options exercisable within 60 days.
/(5)/ Includes 91,068 shares held by an affiliated corporation, 232,813 shares held in Mr. Ehrlich's pension plan, and 338,901 shares issuable upon exercise of options exercisable within 60 days.
/(6)/ Includes 88,070 shares issuable upon exercise of options exercisable within 60 days.
/(7)/ Messrs. Ehrlich and Harats are parties to a Voting Agreement pursuant to which each of the parties agrees to vote the shares of our common stock held by that person in favor of the election of Messrs. Ehrlich and Harats (or their designees) as directors.
/(8)/ Shares issuable upon exercise of options exercisable within 60 days. /(9)/ Includes 30,001 shares issuable upon exercise of options exercisable within 60 days.
/(10)/ Includes 25,001 shares issuable upon exercise of options exercisable within 60 days.
/(11)/ Messrs. Gross, Ehrlich and Harats are parties to a Voting Rights
     Agreement pursuant to which each of the parties agrees to vote the shares of our common stock held by that person in favor of the election of Messrs. Ehrlich, Harats and Miller until the earlier of December 10, 2002 or our fifth annual meeting of stockholders after December 10, 1997.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under the securities laws of the United States, our directors, certain of our officers and any persons holding more than ten percent of our common stock are required to report their ownership of our common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and we are required to report any failure to file by these dates during 2000. We are not aware of any instances during 2000 where such "reporting persons" failed to file the required reports on or before the specified dates, except as follows:

  (i) Mr. Kahn was required to report his holdings of our securities in a Form 3 that should have been filed on or prior to June 19, 2000 in connection with his becoming a director on June 9, 2000. He reported his holdings in a Form 5 filed on February 14, 2001.

  (ii) Dr. Degani was required to file a Form 4 on or prior to August 10, 2000 in connection with his exercise of stock options in July 2000 that resulted in his acquisition of 51,500 shares of our common stock. He reported this transaction in a Form 5 filed on February 12, 2001.

  (iii) Mr. Ehrlich was required to file a Form 4 on or prior to May 10, 2000 in connection with the sale by trusts for the benefit of certain of his children in April 2000 of 4,000 shares of our common stock, and on or prior to July 10, 2000 in connection with the sale by trusts for the benefit of certain of his children in June 2000 of 12,000 shares of our common stock. He reported these transactions in a Form 5 filed on February 12, 2001. Additionally, in a Form 4 filed on December 5, 2000, Mr. Ehrlich erroneously reported that a gift of 9,500 shares of our common stock in November 2000 had been a gift of shares held by Red Lion Enterprises, Inc., a company affiliated with Mr. Ehrlich, rather than his personal gift. Mr. Ehrlich corrected these errors, as well as certain arithmetic errors with respect to the calculation of his total holdings, in a Form 5 filed on March 19, 2001 amending the Form 5 he filed on February 12, 2001.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Messrs. Ehrlich and Harats have issued promissory notes for previously exercised options in the principal amounts $206,805 and $354,979, respectively. These notes will mature on December 31, 2007. We have recourse only to certain compensation due Messrs. Ehrlich and Harats upon termination, other than for cause, in which case Messrs. Ehrlich and Harats would continue to be personally liable on the notes. Our reserve for termination benefits to each of Messrs. Ehrlich and Harats is greater than the outstanding amount due to us under these promissory notes. Additionally, we have agreed to repurchase shares of our common stock, at any time, at current market prices, from either Messrs. Ehrlich or Harats as payment in full for the promissory notes. If the shares were sold to us, Messrs. Ehrlich and Harats would be granted new options at current market prices to purchase the same amount of shares of our common stock as were sold. As of December 31, 2000, the aggregate amount outstanding pursuant to these promissory notes for each of Messrs. Ehrlich and Harats was $0 and $46,182, respectively.

    Pursuant to a securities purchase agreement dated December 28, 1999 between a group of purchasers, including Mr. Gross, and us, we issued an aggregate of 1,425,000 shares of common stock, including 375,000 shares to Mr. Gross. Such shares were issued at a price of $2.00 per share. We also issued in this transaction warrants to purchase an additional 1,425,000 shares of common stock, of which warrants to purchase 950,000 shares of common stock have an exercise price of $1.25 per share and are exercisable for a period of six months, and warrants to purchase 425,000 shares of common stock have an exercise price of $4.50 per share and are exercisable for one year. Of these, Mr. Gross purchased six-month warrants to purchase 250,000 shares of common stock and one-year warrants to purchase 125,000 shares of common stock. Pursuant to this agreement, we agreed to register for resale the shares of common stock issued thereunder and the shares of common stock issuable pursuant to the warrants issued thereunder. The registration statement registering these shares became effective on February 10, 2000. Mr. Gross exercised his 250,000 six-month warrants on a cashless exercise basis in June 2000, resulting in the acquisition by him of 221,198 shares of common stock. He exercised his 125,000 one-year warrants on a cashless exercise basis in December 2000, resulting in the acquisition by him of 30,668 shares of common stock.

    Pursuant to the terms of this purchase agreement, Mr. Gross agreed that for a period of five years, neither he nor his "affiliates" (as such term is defined in the Securities Act) directly or indirectly or in conjunction with or through any "associate" (as such term is defined in Rule 12b-2 of the Exchange
Act), will (i) solicit proxies with respect to any capital stock or other voting securities of ours under any circumstances, or become a "participant" in any "election contest" relating to the election of our directors (as such terms are used in Rule 14a-11 of Regulation 14A of the Exchange Act); (ii) make an offer for the acquisition of substantially all of our assets or capital stock or induce or assist any other person to make such an offer; or (iii) form or join any "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any of our capital stock or other voting securities for the purpose of accomplishing the actions referred to in clauses (i) and (ii) above, other than pursuant to the voting rights agreement described below.

    In connection with a stock purchase agreement dated September 30, 1996 between Leon S. Gross and us, we also entered into a registration rights agreement with Mr. Gross dated September 30, 1996, setting forth registration rights with respect to the shares of common stock issued to Mr. Gross in connection with the offering. These rights include the right to make two demands for a shelf registration statement on Form S-3 for the sale of the common stock that may, subject to certain customary limitations and requirements, be underwritten. In addition, Mr. Gross was granted the right to "piggyback" on registrations of common stock in an unlimited number of registrations. In addition, under the registration rights agreement, Mr. Gross is subject to customary underwriting lock-up requirements with respect to public offerings of our securities.

    Pursuant to a voting rights agreement dated September 30, 1996 and as amended December 10, 1997, between Mr. Gross, Robert S. Ehrlich, Yehuda Harats and us, Lawrence M. Miller, Mr. Gross's advisor, is entitled to be nominated to serve on our board of directors so long as Mr. Gross, his heirs or assigns retain at least 1,375,000 shares of common stock. In addition, under the voting rights agreement, Mr. Gross and Messrs. Ehrlich and Harats agreed to vote and take all necessary action so that Messrs. Ehrlich, Harats and Miller shall serve as members of the board of directors until the earlier of December 10, 2002 or our fifth annual meeting of stockholders after December 10, 1997. In addition, so long as Mr. Miller serves as a director, Mr. Gross, who shall succeed Mr. Miller should he cease to serve on the board (unless Mr. Gross is then serving on the board, in which case Mr. Gross may designate a director), shall be entitled to attend and receive notice of board meetings.

    On December 3, 1999, Messrs. Ehrlich and Harats each purchased 125,000 shares of our common stock out of our treasury at the closing price of the common stock on December 2, 1999. Payment was rendered by Mr. Ehrlich in the form of a recourse promissory note in the amount of $167,975, secured by certain compensation due Mr. Ehrlich upon termination. Mr. Harats paid in the form of a non-recourse promissory note in the amount of $167,975, secured by the shares of common stock purchased and other shares of common stock previously held by Mr. Harats. The other terms of these notes are similar to the terms of the previous notes as described above.

    On February 9, 2000, Messrs. Ehrlich and Harats each exercised 131,665 stock options. Messrs. Ehrlich and Harats paid the exercise price of the stock options and certain taxes that we paid on their behalf by giving us non-recourse promissory notes in the amount of $789,990 each, secured by the shares of our common stock acquired through the exercise of the options.

    On January 12, 2001, Messrs. Ehrlich and Harats and Dr. Degani, along with certain other employees of ours, purchased shares of our common stock and warrants having similar terms to those we sold to Capital Ventures International, on the terms described in the following two paragraphs.

    On January 12, 2001, Messrs. Ehrlich and Harats each purchased 100,000 shares of common stock, 66,667 Series A warrants to purchase 66,667 shares of our common stock at any time prior to January 12, 2006 at a price of $8.3438 per share, and 33,333 Series B warrants to purchase 33,333 shares of our common stock at any time prior to October 12, 2001 at a price of $7.5094 per share. The total purchase price of $556,250 (based on the number of shares of common stock purchased multiplied by the closing sale price of our common stock on the Nasdaq National Market on January 12, 2001, which was $5.5625 per share) was paid by each of Messrs. Ehrlich and Harats by means of a non-recourse promissory note secured by the shares of common stock and warrants purchased. As part of the consideration for our agreeing to this arrangement, Messrs. Ehrlich and Harats each agreed to give us the right unilaterally to extend the term of his employment agreement for an additional year. Additionally, if Mr. Ehrlich or Mr. Harats voluntarily leaves our employ prior to the end of the extended term of his agreement, the shares and warrants purchased by means of this non-recourse note will revert back to us.

    On January 12, 2001, Dr. Degani purchased 50,000 shares of common stock, 33,333 Series A warrants identical to those purchased by Messrs. Ehrlich and Harats, and 16,667 Series B warrants identical to those purchased by Messrs. Ehrlich and Harats. The total purchase price of $278,125 was paid by Dr. Degani by means of a non-recourse promissory note secured by the shares of common stock and warrants purchased. As part of the consideration for our agreeing to this arrangement, Dr. Degani agreed to extend the term of his employment agreement for an additional two years. Additionally, if Dr. Degani voluntarily leaves our employ prior to the end of the extended term of his agreement, the shares and warrants purchased by means of this non-recourse note will revert back to us.

                             STOCKHOLDER PROPOSALS

    Pursuant to the rules of the Securities and Exchange Commission, stockholder proposals made in accordance with Rule 14a-8 under the Exchange Act intended to be included in our proxy material for the next annual meeting must be received by us on or before February 8, 2002 at our principal executive offices, 632 Broadway, Suite 301, New York, New York 10012, Attention:
Corporate Secretary.

                             FINANCIAL STATEMENTS

    Our audited financial statements for the fiscal year ended December 31, 2000 and certain other related financial and business information of Electric Fuel are contained in our 2000 Annual Report on Form 10-K, which is being furnished to our stockholders along with this proxy statement.

                                 OTHER MATTERS

    We are not aware of any other matter that may come before the annual meeting of stockholders and we do not currently intend to present any such other matter. However, if any such other matters properly come before the meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          /s/  Yaakov Har-Oz
                                          Yaakov Har-Oz
                                          Vice President, General Counsel and
                                          Secretary

New York, New York
June 8, 2001

                                                                      Appendix A

                           ELECTRIC FUEL CORPORATIOn

                            AUDIT COMMITTEE CHARTER

Membership

    The Audit Committee is a standing committee of the Board of Directors. The committee shall be composed of at least three directors, each of whom shall be independent directors as such term is defined in Annex A to this charter, except that, as provided by applicable Nasdaq rules, one member may not be an independent director if the Board of Directors determines that his or her membership on the Audit Committee is required by the best interests of the Company and its shareholders. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. In addition, not later than June 14, 2001, at least one member shall have had past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background that has resulted in the member's financial sophistication.

Statement of Policy

    The Audit Committee shall assist the Board of Directors in overseeing the Company's financial reporting process, reviewing financial information issued to shareholders and others, and monitoring the Company's systems of internal control and the audit process. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent auditors, the internal auditors, if any, and the financial management of the Company. The Company's independent auditors shall be ultimately responsible to the Board of Directors and Audit Committee as representatives of the Company's shareholders. The Board of Directors shall have the authority and responsibility to select and, where appropriate, to remove the independent auditors.

Responsibilities

    In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all applicable requirements and are of the highest quality.

    In carrying out these responsibilities, the Audit Committee shall:

    . Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries, and, where appropriate, recommend the replacement of the independent auditors.

    . Take appropriate action to oversee the independence of the Company's independent auditors, including the following:

        [ARROW] Receive from the independent auditors each year a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1, as it may be modified or supplemented.

          [ARROW] Actively engage in a dialogue with the independent auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the auditors.

     . Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at its conclusion review such audit, including any comments or recommendations of the independent auditors.

     . Review with the independent auditors, the Company's internal auditor, if any, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Company policy statements to determine their adherence to any code of conduct prescribed by the Board.

     . Review the internal audit function of the Company, if any, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     . Review and discuss the financial statements contained in the annual report on Form 10-K with management and the independent auditors to determine that management and the independent auditors are satisfied with the disclosure and content of the financial statements to be included. Any changes in accounting principles should be reviewed.

     . Provide a report of the Audit Committee as required by the proxy rules of the Securities and Exchange Commission.

     . Provide sufficient opportunity for the independent auditors and internal auditors, if any, to meet with the members of the Audit Committee without members of management present. Items for discussion in these meetings include the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     . Review accounting and financial human resources and succession planning within the Company.

     . Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

     . Investigate any matter brought to the Audit Committee's attention within the scope of its duties and retain independent counsel for this purpose if, in its judgment, that is appropriate.

                                    Annex A

    "Independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

   (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

   (b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

   (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person's home;

   (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

   (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

                       ANNUAL MEETING OF SHAREHOLDERS OF
                           ELECTRIC FUEL CORPORATION
                                 July 9, 2001

                           PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS

-------------------------------------------------------------------------------

                           ELECTRIC FUEL CORPORATION
     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELECTRIC FUEL
                                  CORPORATION
          FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 9, 2001

   The undersigned, having received the Notice of the Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of Electric Fuel Corporation (the "Company"), hereby appoint(s) Robert S. Ehrlich and Yehuda Harats, and each of them, proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of the Company to be held on Monday, July 9, 2001 at 10:00 a.m. local time at The Penn Club of New York, The Spruce Room, 3/rd/ Floor, 30 West 44/th/ Street, New York, New York, and all postponements and adjournments thereof (the "Meeting"), and there to vote all shares of common stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters that may come before the Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

   This Proxy, when properly executed, will be voted in the manner specified herein. If no specification is made, the proxies intend to vote FOR the nominees and FOR the other proposal set forth herein and described in the Board of Directors' Proxy Statement. If any of the nominees is not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of stock for said Meeting.

   SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

                CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders

                           ELECTRIC FUEL CORPORATION

                                 July 9, 2001

  (down arrow)  Please Detach and Mail in the Envelope Provided  (down arrow)

-------------------------------------------------------------------------------


                                       X

Please mark your votes as in this example.



The Board of Directors recommends a vote FOR each of the following matters:
1. To fix the number of Class I directors at three and to elect three Class I directors for a three-year term ending in 2004 and continuing until their successors are duly elected and qualified.

                         FOR                      WITHHOLD
                     all nominees                AUTHORITY
                   listed at right        to vote for all nominees
             (except as indicated below).     listed at right.
                      [_]                               [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided: ____________________________________

NOMINEES: Yehuda Harats Dr. Jay M. Eastman Leon S. Gross

                                                 FOR     AGAINST     ABSTAIN
   2. To ratify the appointment of Kost Forer    [_]       [_]         [_]
      & Gabbay, independent certified public
      accountants in Israel and a member firm
      of Ernst & Young International, as our
      independent accountants for the fiscal
      year ending December 31, 2001.

PLEASE SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED
ENVELOPE.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Electric Fuel Corporation dated June 8, 2001.

                   [_]                                [_]
     I do plan to attend the meeting. I do not plan to attend the meeting.


---------     Date:  , 2001     -------------------------     Date:  , 2001
SIGNATURE                       SIGNATURE IF HELD JOINTLY

Note: Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If you are signing for a corporation, please sign in the full corporate name by President or other authorized officer. If you are signing for a partnership, please sign in the partnership name by authorized person.